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                                                                    EXHIBIT 10.2

M & T BANK
Manufacturers and Traders Trust Company

                                       CONSTRUCTION LINE OF CREDIT MORTGAGE NOTE
                                                             (CONSTRUCTION LOAN)
                                                                    Pennsylvania
                                                                   $4,100,000.00

August 20, 2004

BORROWER: Big Boulder Corporation a(n) ( ) individual(s) ( ) partnership (x) corporation ( ) trust ( ) limited liability company ( ) ____________ organized under the laws of Pennsylvania

Address of residence/chief executive office: Route 940 and Moseywood Road, P.O. Box 707, Blakeslee, Pennsylvania 18610-0747.

LENDER: Manufacturers and Traders Trust Company, a New York banking company, with offices located at One Fountain Plaza, Buffalo, New York 14203. Attn: M&T Real Estate, Inc.

DEFINITIONS. Each capitalized term shall have the meaning specified herein and the following terms shall have the indicated meanings:

a. "LOAN AGREEMENT" shall mean the agreement between, inter alia, Borrower and the Lender dated on or about the date hereof in connection with the construction and mortgage financing of real property described in the Mortgage, as the same may be amended modified or replaced from time to time.

b. "MATURITY DATE" is August 1, 2006.

c. "MORTGAGE" shall mean the mortgage dated on or about the date of this Note executed by Borrower as the same may be amended, modified or replaced from time to time.

e. "PRINCIPAL SUM" shall mean Four Million One Hundred Thousand Dollars ($4,100,000.00).

PROMISE TO PAY. For value received, and intending to be legally bound, the undersigned Borrower promises to pay to the order of the Lender at its office identified above in lawful money of the United States and in immediately available funds, the Principal Sum or so much thereof as may be advanced, plus interest on the unpaid portion of the Principal Sum, and all Expenses (defined below). Advances under this Note shall be made pursuant to the terms and conditions of the Loan Agreement.

INTEREST. All outstanding amounts of the Principal Sum advanced to Borrower under this Note shall accrue interest at a per annum rate equal to:

( ) ___%

(x) equal to the rate in effect as the rate announced by the Lender as its prime rate of interest on the first day of the calendar month containing such day. The Prime Rate may be greater or less than other interest rates charged by the Bank to other borrowers and is not solely based upon or dependent upon the interest rate which the Bank may charge any particular borrower or class of borrowers.

( ) _______  percentage points above LIBOR for a ( ) one month interest period,
             ( ) two month interest period, ( ) three month interest period or
             ( ) six month interest period ("LIBOR Rate"). If no interest period is specified, a one month period shall be used. The definition of LIBOR, adjustments to the LIBOR Rate and other provisions relative thereto are contained on Rider B attached hereto and made a part of this Note by reference.

( ) See Rider A attached hereto and made a part of this Note by reference.

If no rate is specified, interest shall accrue at the Maximum Legal Rate defined below, fixed as of the date of disbursement. Interest will be calculated on the basis of a 360-day year consisting of twelve (12) months with the actual number of days of each month (28, 29, 30 or 31).

MAXIMUM LEGAL RATE. It is the intent of the Lender and Borrower that in no event shall such interest be payable at a rate in excess of the maximum rate permitted by applicable law (the "Maximum Legal Rate"). Solely to the extent necessary to prevent interest under this Note from exceeding the Maximum Legal Rate, any amount that would be treated as excessive under a final judicial interpretation of applicable law shall be deemed to have been a mistake and automatically canceled and if received by the Lender shall be refunded to Borrower.

DEFAULT RATE. After maturity (whether due to the Maturity Date, by acceleration or otherwise), the interest rate on the unpaid Principal Sum shall be increased to 3 percentage points per year above the otherwise applicable rate per year (the "Default Rate"). Any judgment entered hereon or otherwise in connection with any suit to collect amounts due hereunder shall bear interest at such Default Rate. No failure to impose or delay in imposing the Default Rate shall be construed as a waiver by the Lender of its right to collect, and Borrower's obligation to pay, interest at the Default Rate effective as of the date of maturity (whether due to the Maturity Date, by acceleration or otherwise).

REPAYMENT OF PRINCIPAL AND INTEREST. Borrower shall pay the Principal Sum and interest owing pursuant to this Note to the Lender in installments as follows:

      (1.) Borrower shall pay accrued interest to Lender on the first day of September, 2004 and on the first day of each subsequent month thereafter to, but not including, the Maturity Date; and

      (2.) On the Maturity Date, Borrower shall pay the outstanding Principal Sum and all accrued and unpaid interest, premiums, Expenses and all other amounts owing pursuant to this Note, the Loan Agreement and the Mortgage and remaining unpaid. In addition, the Borrower shall make additional principal payments as set forth in the Loan Agreement.

LATE CHARGE. If Borrower fails to pay the whole or any installment of principal or interest owing pursuant to this Note, the Mortgage or the Loan Agreement including any Escrow payment owing pursuant to the Mortgage or the Loan Agreement within ten (10) days of its due date, Borrower shall immediately pay to the Lender a late charge equal to six percent (6%) of the delinquent amount.

APPLICATION OF PAYMENTS. Payment made with respect to this Note may be applied in any order in the sole discretion of the Lender, but prior to an Event of Default or maturity, each payment shall be shall be applied first to accrued and unpaid interest, next to Principal, next to the Escrow, next to late charges, and finally to Expenses.

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PREPAYMENT. Borrower shall have the option of paying the Principal Sum to the
Lender in advance of the Maturity Date, in whole or in part, at any time and from time to time upon written notice received by the Lender at least thirty
(30) days prior to making such payment; provided, however, that together with such prepayment, Borrower shall pay to the Lender a premium, equal to one percent (1%) of the Principal sum paid. Upon making any prepayment of the Principal Sum in whole, Borrower shall pay to the Lender all interest and Expenses owing pursuant to this Note, the Mortgage or the Loan Agreement and remaining unpaid. Any partial payment of the Principal Sum shall be applied in inverse order of maturity. In the event the Maturity Date of this Note is accelerated, any tender of payment of the amount necessary to satisfy the entire indebtedness made after maturity shall be expressly deemed a voluntary prepayment. In such a case, to the extent permitted by law, the Lender shall be entitled to the amount necessary to satisfy the entire indebtedness, plus the appropriate prepayment premium as calculated above. No prepayment premium shall apply if the principal amount of this Note is $50,000 or less and is secured by a mortgage on Pennsylvania real property containing two or less residential units or on which two or fewer residential units are to be built (including obligations on a residential condominium unit).

BUSINESS PURPOSE. This Note is being given by Borrower to the Lender in connection with the construction and mortgage financing of real property described in Mortgage and Borrower warrants that the indebtedness evidenced by this Note is for a business purpose.

EVENTS OF DEFAULT; ACCELERATION. This Note is issued pursuant to and entitled to the benefits of the Loan Agreement is secured and entitled to the benefits of the Mortgage. An Event of Default under either the Mortgage or the Loan Agreement is an Event of Default under this Note. All amounts under this Note shall become immediately due and payable without any notice, demand, presentment or protest of any kind (each of which is waived by Borrower) (a) automatically, if Borrower or Mortgagor commences any bankruptcy or insolvency proceeding, if voluntary, and upon the lapse of 45 days without dismissal if involuntary; (b) at the sole option of the Lender, upon or at any time or from time to time after the occurrence or existence of any Event of Default and the passage of any applicable grace period; and (c) upon the Maturity Date. After maturity (whether due to the Maturity Date, by acceleration or otherwise), interest on the outstanding Principal Sum shall continue to accrue and be payable at the applicable rate and the Lender's acceptance of any partial payment shall not affect that all amounts under this Note are due and payable in full.

RIGHT OF SETOFF. Upon maturity (whether due to the Maturity Date, by acceleration or otherwise) or the occurrence of an Event of Default, the Lender shall have the right to set off against the amounts owing under this Note any property held in a deposit or other account with the Lender or any of its affiliates or otherwise owing by the Lender or any of its affiliates in any capacity to Borrower or Mortgagor. Such set-off shall be deemed to have been exercised immediately at the time the Lender or such affiliate elect to do so.

EXPENSES. Borrower shall pay to the Lender on demand each cost and expense (including, but not limited to, the reasonable fees and disbursements of counsel to the Lender, whether internal or external and whether retained for advice, for litigation or for any other purpose) incurred by the Lender or its agents either directly or indirectly in connection with this Note including, without limitation, endeavoring to (1) collect any amount owing pursuant to this Note or negotiate or document a workout or restructuring; (2) enforce or realize upon any guaranty, endorsement or other assurance, any collateral or other security, or any subordination, directly or indirectly securing or otherwise directly or indirectly applicable in any such amount; or (3) preserve or exercise any right or remedy of the Lender pursuant to this Note (the "Expenses").

JOINT AND SEVERAL. If Borrower is more than one legal person, each such person is jointly and severally liable for all obligations and amounts which become due under this Note and the term "Borrower" shall include each as well as all of them.

MISCELLANEOUS. This Note contains the entire agreement between the Lender and Borrower with respect to the loan it evidences and supersedes every course of dealing, other conduct, oral agreement and representation previously made by the Lender with respect thereto. All rights and remedies of the Lender under applicable law, the Mortgage, the Loan Agreement, this Note or any document in connection with the transaction contemplated hereby or amendment thereof are cumulative and not exclusive. No single, partial or delayed exercise by the Lender of any right or remedy shall preclude the subsequent exercise by the Lender at any time of any right or remedy of the Lender without notice. No waiver or amendment of any provision of this Note shall be effective unless made specifically in writing by the Lender. No course of dealing or other conduct, no oral agreement or representation made by the Lender, and no usage of trade, shall operate as a waiver of any right or remedy of the Lender. Borrower agrees that in any legal proceeding, a copy of this Note kept in the Lender's course of business may be admitted into evidence as an original. This Note is a binding obligation enforceable against Borrower and its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns. If a court deems any provision of this Note invalid, the remainder of the Note shall remain in effect. Section headings are for convenience only. Singular number includes plural and neuter gender includes masculine and feminine as appropriate.

NOTICES. Any demand or notice hereunder or under any applicable law pertaining hereto shall be in writing and duly given if delivered to Borrower (at its address on the Lender's records) or to the Lender (at the address on page one and separately to the Lender officer responsible for Borrower's relationship with the Lender). Such notice or demand shall be deemed sufficiently given for all purposes when delivered (i) by personal delivery and shall be deemed effective when delivered, or (ii) by mail or courier and shall be deemed effective three (3) business days after deposit in an official depository maintained by the United States Post Office for the collection of mail or one
(1) business day after delivery to a nationally recognized overnight courier service (e.g., Federal Express). Notice by e-mail is not valid notice under this or any other agreement between Borrower and the Lender.

GOVERNING LAW; JURISDICTION. This Note has been delivered to and accepted by the Lender and will be deemed to be made in the Commonwealth of Pennsylvania. This Note will be interpreted in accordance with the laws of the Commonwealth of Pennsylvania excluding its conflict of laws rules. BORROWER HEREBY IRREVOCABLY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE COMMONWEALTH OF PENNSYLVANIA IN A COUNTY OR JUDICIAL DISTRICT WHERE THE LENDER MAINTAINS A BRANCH AND CONSENTS THAT THE LENDER MAY EFFECT ANY SERVICE OF PROCESS IN THE MANNER AND AT BORROWER'S ADDRESS SET FORTH ABOVE FOR PROVIDING NOTICE OR DEMAND; PROVIDED THAT NOTHING CONTAINED IN THIS NOTE WILL PREVENT THE LENDER FROM BRINGING ANY ACTION, ENFORCING ANY AWARD OR JUDGMENT OR EXERCISING ANY RIGHTS AGAINST BORROWER INDIVIDUALLY, AGAINST ANY SECURITY OR AGAINST ANY PROPERTY OF BORROWER WITHIN ANY OTHER COUNTY, STATE OR OTHER FOREIGN OR DOMESTIC JURISDICTION. Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Lender and Borrower. Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

Waiver of Jury Trial. BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVE ANY RIGHT TO TRIAL BY JURY BORROWER AND THE LENDER MAY HAVE IN ANY ACTION OR PROCEEDING, IN LAW OR IN EQUITY, IN CONNECTION WITH THIS NOTE OR THE TRANSACTIONS RELATED HERETO. BORROWER REPRESENTS AND WARRANTS THAT NO REPRESENTATIVE OR AGENT OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WILL NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THIS JURY TRIAL WAIVER. BORROWER ACKNOWLEDGES THAT THE LENDER HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE PROVISIONS OF THIS SECTION.

POWER TO CONFESS JUDGMENT. BORROWER HEREBY EMPOWERS ANY ATTORNEY OF ANY COURT OF RECORD, AFTER THE OCCURRENCE OF ANY EVENT OF DEFAULT HEREUNDER, TO APPEAR FOR BORROWER AND, WITH OR WITHOUT COMPLAINT FILED, CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, AGAINST BORROWER IN FAVOR OF THE LENDER OR ANY HOLDER HEREOF FOR THE ENTIRE PRINCIPAL BALANCE OF THIS NOTE, ALL ACCRUED INTEREST AND ALL OTHER AMOUNTS DUE HEREUNDER,

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TOGETHER WITH COSTS OF SUIT AND AN ATTORNEY'S COMMISSION OF THE GREATER OF TEN
PERCENT (10%)

OF SUCH PRINCIPAL AND INTEREST OR $1,000 ADDED AS A REASONABLE ATTORNEY FEE, AND FOR DOING SO THIS NOTE OR A COPY VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. BORROWER HEREBY FOREVER WAIVES AND RELEASES ALL ERRORS IN SAID PROCEEDINGS AND ALL RIGHTS OF APPEAL AND ALL RELIEF FROM ANY AND ALL APPRAISEMENT STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. INTEREST ON ANY SUCH JUDGMENT SHALL ACCRUE AT THE DEFAULT RATE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT, OR A SERIES OF JUDGMENTS, SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE INVALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LENDER SHALL ELECT UNTIL SUCH TIME AS THE LENDER SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

( ) REPLACEMENT NOTE. This Note is given in replacement of and in substitution for, but not in payment of, a note dated _____________, 19__ / 20__, in the original principal amount of $__________ issued by Borrower (or
__________________) to the Lender (or its predecessor in interest), as the same may have been amended from time to time.

PREAUTHORIZED TRANSFERS FROM DEPOSIT ACCOUNT. If a deposit number is provided in the following blank, Borrower hereby authorizes the Lender to debit Borrower's deposit account #______________ with the Lender automatically for the full amount of each payment which becomes due under this Note.

ACKNOWLEDGMENT. Borrower acknowledges that it has read and understands all the provisions of this Note, including the CONFESSION OF JUDGMENT, GOVERNING LAW, JURISDICTION AND WAIVER OF JURY TRIAL, and has been advised by counsel as necessary or appropriate.

Tax ID # 29-0822326                           BIG BOULDER CORPORATION
                                              BY: /s/ Eldon D. Dietterick
                                              ELDON D. DIETTERICK, Executive
                                              Vice President & Treasurer

                                 ACKNOWLEDGMENTS

COMMONWEALTH OF PENNSYLVANIA  )
                              : SS
COUNTY OF CARBON              )

      On the 20th day of August, in the year 2004, before me, the undersigned, a Notary Public in and for said Commonwealth, personally appeared ELDON D. DIETTERICK personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

                                                  /s/ Eric D. Hanna

              COMMONWEALTH OF PENNSYLVANIA
              Notarial Seal
              Eric D. Hanna, Notary Public
              Tobyhanna Twp., Monroe County
              My Commission Expires Jan. 31, 2005
              Member, Pennsylvania Association of Notaries